                      Chase Manhattan Grantor Trust 1996-A
                         Statement to Certificateholders
                                November 15, 1999


                     DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------
            ORIGINAL             PRIOR
              FACE             PRINCIPAL
 CLASS        VALUE             BALANCE        PRINCIPAL      INTEREST
------   ----------------   --------------   -------------   ----------
   A     1,474,263,764.33   106,258,509.49   11,119,239.33   460,453.54
TOTALS   1,474,263,764.33   106,258,509.49   11,119,239.33   460,453.54







                   DISTRIBUTION IN DOLLARS
----------------------------------------------------------
                                                CURRENT
                        REALIZED  DEFERRED     PRINCIPAL
 CLASS      TOTAL        LOSSES   INTEREST      BALANCE
------   -------------  --------  --------   -------------
   A     11,579,692.87    0.00      0.00     95,139,270.16
TOTALS   11,579,692.87    0.00      0.00     95,139,270.16



              FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
-------------------------------------------------------------------------
           PRIOR                                                CURRENT
          PRINCIPAL                                            PRINCIPAL
 CLASS     FACTOR       PRINCIPAL    INTEREST       TOTAL       FACTOR
------   -----------   ----------   ----------   ----------   -----------
   A     72.07564349   7.54223199   0.31232779   7.85455978   64.53341150
TOTALS   72.07564349   7.54223199   0.31232779   7.85455978   64.53341150



PASS-THROUGH RATES
-------------------
           CURRENT
 CLASS    PASS-THRU
            RATE
-------   ---------
    A     5.200000%



          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Mark McDermott
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-7016
                         Email: mark.mcdermott@chase.com

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999

                                 MONTHLY REPORT


                                   Due Period                                45

                                   Due Period Beginning Date           10/01/99

                                   Due Period End Date                 10/31/99

                                   Determination Date                  11/10/99

   I. Monthly Expense Summary
        A. Servicing Fee Disbursement                                          88,548.76
        B. Cash Collateral Account Expense                                          0.00
        C. Total Expenses Paid (per $1000 of Original Principal Amount)       0.06006304

  II. Cash Collateral Account Deposit Amount                                        0.00

 III. Outstanding Advance Summary
        A. From Prior Period                                                3,648,579.38
        B. From Current Period                                              3,671,097.85
        C. Change in Amount Between Periods (Line B - A)                       22,518.47

  IV. Available Cash Collateral Account Information for Due Period
        A. Available Cash Collateral Amount                                11,056,978.23
        B. Available Cash Collateral Amount Percentage                       10.40573436%

   V. Available Cash Collateral Account Information for Next Period
        A. Available Cash Collateral Amount                                11,056,978.23
        B. Available Cash Collateral Amount Percentage                       11.62188675%

  VI. Required Cash Collateral Amount
        A. For the Current Collection Period                               11,056,978.23
        B. For the Next Collection Period                                  11,056,978.23

 VII. Payment Summary for Servicer
        A. Monthly Servicing Fees
                1. Scheduled Monthly Servicing Fee                             88,548.76
        B. Monthly Disbursements to Servicer
                1. Monthly Servicing Fee and Unpaid Servicing Fee              88,548.76
                2. Reimbursed Advance Amount                                  124,374.68
                3. Net Investment Earnings on Certificate Account                   0.00
                4. Total (Lines 1 thru 3)                                     212,923.44
        C. Advance by Servicer                                                136,860.81
        D. Net Disbursement to Seller (Lines B - C)                            76,062.63

VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct            0.00

  IX. Disbursements on Cash Collateral Loan
        A. Interest Payment on Loan                                                 0.00
        B. Fees and Expenses on Loan                                                0.00
        C. Principal Payment on Loan                                                0.00

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999


   X. Repayment to Seller
        A. From Available Cash Collateral Funds                                50,998.39
        B. From Certificate Account
                1. Excess Funds                                               226,038.45
                2. Certificate Amount Surplus                                       0.00
                3. Excess Amount ( Lines 1 -2)                                226,038.45
        C. Excess Amount Paid Seller (Lines A + B)                            277,036.84

  XI. Recoveries of Defaulted Receivables for Due Period                       83,004.31
 XII. Recoveries of Interest Delinquencies for Due Period                     124,374.68




 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT


 I. Available Amount in the Certificate Account
        A. Credits
                1. Payments form Obligors Applied to Collection Period
                        a. Principal Payments                                10,941,648.67
                        b. Recovery of Advance                                  117,474.14
                        c. Other Interest Payments                              670,142.77
                        d. Total (A thru C)                                  11,729,265.58
                2. Repurchase Amount from Repurchased Receivables
                        a. Principal before Cutoff Date                               0.00
                        b. Interest before Cutoff Date                                0.00
                        c. Principal Payments                                    67,309.58
                        d. Recovery of Advance                                    1,884.37
                        e. Other Interest Payments                                  330.11
                        f. Total (A thru E)                                      69,524.06
                3. Reversal from Defaulted Contracts                                  0.00
                4. Recovery of Defaulted Receivables                             83,004.31
                5. Recovery Amount Before Cutoff Date
                     (Excluding Repurchased Receivables
                        a. Principal                                                  0.00
                        b. Interest                                                   0.00
                        c. Total (A thru B)                                           0.00
                6. Investment Earnings on Certificate Account                         0.00
                7. Net Adjustments                                                    0.00
                8. Advance by Servicer                                          136,860.81
                9. Overpayment from Obligors                                          0.00
                10. Total Credits                                            12,018,654.76
        B. Debits
                1. Overpayments from Obligors                                         0.00
                2. Recovery Amount Before Cutoff Date to Seller
                        a. Principal                                                  0.00
                        b. Interest.                                                  0.00
                        c. Total (Lines A thru B)                                     0.00
                3. Reversal from Defaulted Contracts                                  0.00
                4. Reimbursement of Advance
                        a. From Payments of Non-Defaulted Receivables           119,358.51
                        b. From Recovery of Defaulted Receivables                     0.00
                        c. Total (Lines A thru B)                               119,358.51
                5. Net Investment Earnings on Certificate Account                     0.00
                6. Total Debits (Lines 1 thru 5)                                119,358.51
        C. Total Available Amount                                            11,899,296.25

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

 II. Reimbursement of Advance on Defaulted Receivables
        A. Recovery of Advance                                                  4,127.56
        B. Unreimbursed Advance from Prior Period                                   0.00
        C. Reimbursed Amount (Min: Lines A and B)                                   0.00

 III. Excess Collections for Collection Period
        A.Excess Spread Amount                                                258,331.39
        B. Net Recovery of Defaulted Receivables
                1.Recovery of Defaulted Receivables                            83,004.31
                2. Reimbursement of Advance                                         0.00
                3. Net Recovery of Defaulted Receivables (lines 1-2)           83,004.31
        C. Excess Spread Amount to this Periods Defaulted Receivables
                1. Balance on Defaulted Receivables
                        a. Principal                                          110,281.08
                        b. Advanced Interest                                    5,016.17
                        c. Unadvanced Interest                                      0.00
                        d. Total (Lines A thru C)                             115,297.25
                2. Amount Applied to Default Balance
                     (Min: Lines A+B and C.1)                                 115,297.25
        D. Principal Carryover Shortfall                                            0.00
        E. Adjustment to Excess Collection                                          0.00
        F. Excess Collections                                                 226,038.45

 IV. Scheduled Monthly Disbursements
        A. Unreimbursed Advance on Defaulted Receivables                            0.00
        B. Principal and Interest to Certificateholders
                1. Monthly Prinicpal
                        a. From Repurchsed Receivables                         67,309.58
                        b. From Defaulted Receivables                         110,281.08
                        c. Principal Payment                               10,941,648.67
                        d. Total (Lines A thru C)                          11,119,239.33
                2. Monthly Interest                                           460,453.54
                3. Unpaid Interest                                                  0.00
                4. Principal Carryover Shortfall                                    0.00
                5. Total                                                   11,579,692.87
        C. Servicing Fee to Servicer
                1. Monthly Servicing Fee                                       88,548.76
                2. Overdue Monthly Servicing Fee                                    0.00
                3. Total (Lines 1 thru 2)                                      88,548.76
        D. Total (Lines A thru C)                                          11,668,241.63

 V. Payment Deficiency Amount
        A. Scheduled Monthly Disbursements                                 11,668,241.63
        B. Available Distribution Amount
                1. Available Amount in Certificate Account                 11,899,296.25
                2. Excess Collections in Certificate Account                  226,038.45
                3. Reimbursed Advance on Defaulted Receivables
                     from Excess Spread                                         5,016.17
                4. Available Distribution Amount (Lines 1-2-3)             11,668,241.63
        C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                    0.00

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

  VI. Cash Collateral Account Withdrawal
        A. Available Cash Collateral Amount for the Collection Period         11,056,978.23
        B. Payment Deficiency Amount                                                   0.00
        C. Cash Collateral Account Withdrawal                                          0.00

 VII. Disbursements from the Certificate Account with CCA Withdrawal
        A. Available Distribution Amount
                1. Available Distribution Amount from Certificate Account     11,899,296.25
                2.Excess Collections                                             226,038.45
                3. Cash Collateral Account Withdrawal                                  0.00
                4. Reimbursed Advance on Defaulted
                     Receivables from Excess Spread                                5,016.17
                5. Available Amount (Lines 1 - 2 + 3 - 4)                     11,668,241.63
        B.Disbursements of Advance on Defaulted Receivables                            0.00
        C. Disbursements to Certificateholders                                11,579,692.87
        D. Monthly Servicing Fee and Overdue Servicing Fee                        88,548.76
        E. Excess Funds from Certificate Account
                1. Available Amount after Distribution (Lines A-B-C-D)                 0.00
                2. Excess Collections                                            226,038.45
                3.Excess Funds (Lines 1 + 2)                                     226,038.45

VIII. Average Certificate Principal Balance for the Collection Period
        A. Beginning Balance                                                 106,258,509.49
        B. Ending Balance                                                     95,139,270.16
        C. Average Balance (Lines (A + B) / 2)                               100,698,889.82

  IX. Delinquency and Defaults Information

                                      Group 1

                                     Delinquency     Principal
               Period        Number    Amount         Balance
              ----------     ------  -----------   ------------
              30-59 days       889   617,222.90    3,565,654.60
              60-89 days       142   141,874.31      521,051.31
              90-119 days       40    50,042.55      150,770.16
              120+149 days      26    31,317.56       70,459.81
              150+179 days      11    15,820.66       30,646.09
              180+209 days      11    14,879.88       17,469.83
              210+239 days       7    13,324.61       17,523.25
              240+Days
              Delinquent         0         0.00            0.00
              Total           1126   884,482.47    4,373,575.05

        B. Principal Amount of Loans in Defaulted Receivables                    110,281.08
        C. Delinquency Percentage
                1. Outstanding Principal Balance for Deliquency >= 60 Days       807,920.45
                2. Portfolio Principal Ending Balance
                     for the Collection Period                                95,139,270.16
                3. Delinquency Percentage                                        0.84919765%

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

   X. Portfolio Average Delinquency Rate
        A. Delinquency Rate for Second Prior Period                                                   0.99158254%
        B. Delinquency Rate for Prior Period                                                          0.77220867%
        C. Delinquency Rate for Current Period                                                        0.84919765%
        D. Average Deliquency Rate                                                                    0.87099629%

  XI. Portfolio Average Three Due Periods Charge Off Rate
        A. Charge Off Rate for Second Prior Period                                                    0.51702931%
        B. Charge Off Rate for Prior Period                                                           0.83902132%
        C. Charge Off Rate for Current Period
                1. Principal Recoveries of Defaulted Receivables                                       77,833.26
                2. Principal on Defaulted Receivables                                                 110,281.08
                3. Average Pool Balance for Collection Period                                     100,698,889.82
                4. Charge Off Rate ( 12 * ( Lines ( 2 - 1) / 3)                                       0.38667143%
        D. Average Charge Off Rate ( ( Lines A thru C) / 3)                                           0.58090735%

 XII. Required Cash Collateral Amount for Next Collection Period
        A. Cash Collateral Floor Amount
                1. Maximum Amount                                                                  11,056,978.23
                2. Possible Floor Amount
                        a. Pool Principal Balance at the Beginning of Collection Period           106,258,509.49
                        b. Cumulative Monthly Interest Through Final Distribution Date             12,432,245.61
                        c. Cumulative Monthly Servicing Fee Through Final Distribution Date         2,390,816.46
                        d. Total ( Lines A thru C)                                                121,081,571.56
                3. Cash Collateral Floor Amount ( Min: Lines 1 & 2)                                11,056,978.23
        B. Possible Cash Collateral Amount
                1. Cash Collateral Percentage
                        a. Average Three Period Delinquency Percentage                                0.87099629%
                        b. Delinquency Percentage Trigger                                             1.25000000%
                        c. Average Three Period Charge Off Rate                                       0.58090735%
                        d. Charge Off Rate Trigger                                                    1.25000000%
                        e. Maximum Cash Collateral Percentage Specified                               7.00000000%
                        f. Minimum Cash Collateral Percentage Specified                               5.00000000%
                        g. Cash Collateral Percentage Applied (If a>b or c>d, then e, else f)         5.00000000%
                2. Pool Principal Balance                                                          95,139,270.16
                3. Possible Amount                                                                  4,756,963.51
        C. Required Cash Collateral Amount (Max: Lines A & B)                                      11,056,978.23

XIII. Deposit to Cash Collateral Account
        A. Excess Funds from Certificate Account                                                      226,038.45
        B. Required Deposit to Cash Collateral Account
                1. Required Cash Collateral Amount for Next Period                                 11,056,978.23
                2. Available Cash Collateral Amount                                                11,056,978.23
                3. Cash Collateral Account Withdrawal                                                       0.00
                4. Required Deposit Amount ( Max: 0 & Lines 1-2+3)                                          0.00
        C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                                     0.00

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

 XIV. Memorandum Spread Account Unfunded Amount
        A. Memorandum Spread Account Cap
                1. Cash Collateral Floor Amount                                             11,056,978.23
                2. Possible Cap
                        a. Pool Principal Balance                                           95,139,270.16
                        b. Memorandum Spread Account Cap Percentage
                                1. Average Three Period Charge Off Rate                        0.58090735%
                                2. Minimum Charge Off Rate Trigger                             1.25000000%
                                3. Average Three Period Delinquency Rate                       0.87099629%
                                4. Minimum Delinquency Percentage                              1.25000000%
                                5. Minimum Cap Percentage Specified                            1.00000000%
                                6. Maximum Cap Percentage Specified                            2.00000000%
                                7. Memorandum Spread Account Cap Percentage                    1.00000000%
                                   (If 1<=2 and 3<=4 then 5 else 6)
                        c. Possible Amount (Lines a * b)                                       951,392.70
                3. Memorandum Spread Account Cap (Max: Lines ( 1 + 2))                      11,056,978.23
        B. Memorandum Spread Account Amount
                1. Available Cash Collateral Amount                                         11,056,978.23
                2. Cash Collateral Account Deposit                                                   0.00
                3. Cash Collateral Account Withdrawal                                                0.00
                4. Principal Balance on Cash Collateral Loan                                         0.00
                5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)          11,056,978.23
        C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                          0.00

  XV. Available Cash Collateral Payment Funds
        A. Certificate Account Surplus
                1. Excess Funds from Certificate Account                                       226,038.45
                2. Memorandum Spread Account Unfunded Amount                                         0.00
                3. Certificate Account Surplus                                                       0.00
        B. Cash Collateral Account Surplus
                1. Available Cash Collateral Amount                                         11,056,978.23
                2. Cash Collateral Account Deposit                                                   0.00
                3. Cash Collateral Account Withdrawal                                                0.00
                4. Required Cash Collateral Amount for Next Period                          11,056,978.23
                5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)                    0.00
        C. Investment Earnings on Cash Collateral Account                                       50,998.39
        D. Available Cash Collateral Payment Funds                                              50,998.39

 XVI. Scheduled Disbursement on Cash Collateral Loan
        A. Scheduled Interest
                1. Interest on Deposit Rate Portion                                                  0.00
                2. Interest on Base Rate Portion                                                     0.00
                3. Unpaid Interest                                                                   0.00
                4. Total (Lines 1 thru 3)                                                            0.00
        B. Fees and Expenses
                1. Fees and Expenses                                                                 0.00
                2. Overdue Fees and Expenses                                                         0.00
                3. Total (Lines 1 thru 2)                                                            0.00
        C. Total ( Lines A + B )                                                                     0.00

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

 XVII. Excess From Memorandum Spread Account
        A. Memorandum Spread Account Cap                                          11,056,978.23
        B. Adjusted Memorandum Spread Account Amount
                1. Memorandum Spread Account Amount                               11,056,978.23
                2. Investment Earnings on Cash Collateral Account                     50,998.39
                3. Interest Due to Cash Collateral Loan                                    0.00
                4. Fees and Expenses to Cash Collateral Loan                               0.00
                5. Adjusted Memorandum Spread Account Amount
                     (Max: 0 & Lines 1 + 2 - 3 - 4)                               11,107,976.62
        C. Excess from Memorandum Spread Account                                      50,998.39

XVIII. Disbursement of Available Cash Collateral Payment Funds
        A. Available Cash Collateral Payment Funds                                    50,998.39
        B. Interest Payment to Cash Collateral Loan                                        0.00
        C. Fees and Expenses on Cash Collateral Depositor                                  0.00
        D. Principal Payment to Cash Collateral Loan
                1. Available Disbursement Amount
                        a. Available Amount after Disbursement of Interest,           50,998.39
                           Fees, & Expenses
                        b. From Excess of Memorandum Spread Account                   50,998.39
                        c. Available Disbursement Amount                                   0.00
                2. Principal Balance on Cash Collateral Loan                               0.00
                3. Principal Payment                                                       0.00
        E. Excess Amount to Seller                                                    50,998.39

  XIX. Available Cash Collateral Amount for Next Distrbution Date
        A. Available Cash Collateral Amount
                1. Available Cash Collateral Amount                               11,056,978.23
                2. Cash Collateral Account Deposit from Certificate Account                0.00
                3. Cash Collateral Account Withdrawal                                      0.00
                4. Cash Collateral Account Surplus                                         0.00
                5. Available Cash Collateral Amount ( Lines 1 + 2 - 3 - 4 )       11,056,978.23
        B. Available Cash Collateral Percentage                                     11.62188675%

   XX. Reimbursed Advance
        A. From Payment in Certificate Account                                       119,358.51
        B. From Excess Spread                                                          5,016.17
        C. From Certificate Account with Cash Collateral Withdrawal                        0.00
        D. Total ( Lines A thru C )                                                  124,374.68

  XXI. Excess Amount to Seller
        A. From Available Cash Collateral Payment Funds                               50,998.39
        B. From Certificate Account
                1. Excess Funds                                                      226,038.45
                2. Certificate Account Surplus                                             0.00
                3. Excess Amount                                                     226,038.45
        C. Excess Amount to Seller (Lines A thru B)                                  277,036.84

 XXII. Weighted Average Coupon as of Current Period                                  9.09084688%

XXIII. Weighted Average Maturity as of Current Period                               12.39691229

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                             MONTHLY BALANCE REPORT

   I. Defaulted Receivables Summary
        A. Beginning Balance
                1. Principal                                                      8,382,978.56
                2. Interest                                                         326,066.64
                3. Total                                                          8,709,045.20
        B. Additions
                1. Principal                                                        110,281.08
                2. Interest                                                           5,016.17
                3. Total ( Lines 1 thru 2)                                          115,297.25
        C. Net Recoveries
                1. Principal                                                         77,833.26
                2. Interest                                                               0.00
                3. Excess                                                             1,043.49
                4. Total ( Lines 1 thru 3)                                           78,876.75
        D. Adjustments on Excess from Recoveries                                      1,043.49
        E. Ending Balance
                1. Principal                                                      8,415,426.38
                2. Interest                                                         331,082.81
                3. Total ( Lines 1 + 2)                                           8,746,509.19

  II. Outstanding Advances Summary
        A. Beginning Balance                                                      3,648,579.38
        B. Additions                                                                136,860.81
        C. Reimbursements
                1. For Defaulted Receivables
                        a. From Receivables Excess Spread                             5,016.17
                        b. From Cash Collateral Withdrawal                                0.00
                        c. From Recoveries of Defaulted Receivables                       0.00
                        d. Total ( Lines a thru c)                                    5,016.17
                2. Others                                                           119,358.51
                3. Total ( Lines 1 thru 2 )                                         124,374.68
        D. Ending Balance ( Lines A + B - C )                                     3,661,065.51

 III. Unreimbursed Advances of Defaulted Receivables Summary
        A. Beginning Balance                                                              0.00
        B. Additions                                                                  5,016.17
        C. Reimbursements
                1. From Recoveries of Defaulted Receivables                               0.00
                2. From Excess Reserve Account                                        5,016.17
                3. From Cash Collateral Withdrawal                                        0.00
                4. Total                                                              5,016.17
        D. Ending Balance ( Lines A + B - C)                                              0.00

 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                November 15, 1999
                             MONTHLY BALANCE REPORT

  IV. Maturity Interest Deficiency Summary
        A. Beginning Balance                                                      2,402,680.57
        B. Additions                                                                 54,005.28
        C. Ending Balance                                                         2,456,685.85

   V. Certificate Principal Balance
        A. Beginning Balance                                                    106,258,509.49
        B. Monthly Prinicpal
                1. Defaulted Receivables                                            110,281.08
                2. Repurchased Receivables                                           67,309.58
                3. Principal Payment                                             10,941,648.67
                4. Total ( Lines 1 thru 3 )                                      11,119,239.33
        C. Ending Balance ( Lines A - B )                                        95,139,270.16

  VI. Automobiles Receivables Balance Summary
        A. Beginning Balance                                                    106,258,509.49
        B. Automobile Receivable Monthly Principal
                1. Defaulted Receivables                                            110,281.08
                2. Others                                                        11,008,958.25
                3. Total ( Lines 1 thru 2 )                                      11,119,239.33
        C. Ending Balance                                                        95,139,270.16

 VII. Automobiles Tally Summary
        A. Beginning Number of Receivables                                              27,217
        B. Additions                                                                         0
        C. Deductions
                1. Repurchased Receivables                                                  12
                2. Defaulted Receivables                                                    20
                3. Matured Receivables                                                   1,371
                4. Total ( Lines 1 thru 3 )                                              1,403
        D. Ending Number of Receivables                                                 25,814

VIII. Cash Collateral Loan Summary
        A. Beginning Balance                                                              0.00
        B. Repayment of Loan                                                              0.00
        C. Ending Balance                                                                 0.00

[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION